THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2025 AND JULY 1, 2025

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II
VARIABLE UNIVERSAL LIFE PLUS
EXECUTIVE VARIABLE UNIVERSAL LIFE II
VARIABLE UNIVERSAL LIFE PLUS - NY

This Supplement updates certain information in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses, as applicable, for the above-referenced variable life policies and any supplements to the prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplements without charge upon request.
Sub-Adviser Change for Domestic Equity Portfolio
Effective July 31, 2025, Putnam Investment Management, LLC replaced Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, as the sub-adviser for the Domestic Equity Portfolio. Please note that with respect to this change, some systems and forms may temporarily reference the previous sub-adviser for this Portfolio.
Fee Waiver Change for Emerging Markets Equity Portfolio
Effective August 1, 2025, the Current Expenses for the Emerging Markets Equity Portfolio as set forth in Appendix A has changed from 0.89% to 0.79%.
Portfolio Name Change for Active/Passive All Equity Portfolio
Effective on or about September 30, 2025, the name of the Active/Passive All Equity Portfolio will be changed to “Active/Passive Very Aggressive Portfolio”. The Cover Sheet and Appendix A of the Prospectuses are amended to replace “Active/Passive All Equity Portfolio” with “Active/Passive Very Aggressive Portfolio (“Active/Passive All Equity Portfolio” until 09/30/2025)”. Please note that with respect to this change, some systems and forms may temporarily reference the previous Portfolio name.
Portfolio Name Change for Sustainable Equity Portfolio
Effective July 28, 2025, the name of the Sustainable Equity Portfolio changed to “Quality Equity Portfolio”. The Cover Sheet and Appendix A of the Prospectuses are amended to replace “Sustainable Equity Portfolio” with “Quality Equity Portfolio (formerly “Sustainable Equity Portfolio”)”. Please note that with respect to this change, some systems and forms may temporarily reference the previous Portfolio name.
In light of the above changes, in APPENDIX A—Portfolios Available under Your Policy, the following rows in the table are amended to contain the following information.
Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Long-term growth of capital and income	Domestic Equity Portfolio[2]	MSA/ Putnam Investment Management, LLC	0.50%[1]	7.07%	5.90%	7.40%
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/abrdn Investments Limited	0.79%[1]	4.02%	0.12%	2.50%
Long-term growth of capital	Active/Passive Very Aggressive Portfolio[2] (“Active/Passive All Equity Portfolio” until 09/30/2025)	MSA	0.66%[1]	N/A	N/A	N/A

Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria	Quality Equity Portfolio[13] (formerly “Sustainable Equity Portfolio”)	Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
This Supplement is dated August 1, 2025.